Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of DigitalTown, Inc. (the “Company”), on Form 10-Q for the period ended November 30, 2014 as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 14, 2015

_ /s/ Richard A. Pomije

Richard A. Pomije

Chief Executive Officer

Principal Executive Officer

Chief Financial Officer

Principal Financial Officer